POWER OF ATTORNEY
Know all by these presents, that the undersigned hereby constitutes and appoints each of Darlene Gerry, Wade Olsen, Jimmie Hutchens,
Robert Brown, Alice Bartschi and Heather Herndon as the
undersigned's true and lawful attorneys-in-fact
 to:
(1)	execute for and on behalf of the undersigned, in the
undersigned's capacity as a reporting person pursuant to Section
 16 of the Securities Exchange Act of 1934, as amended (the
 "Exchange Act"), and the rules thereunder of AMIS Holdings,
Inc. (the "Company"), Forms 3, 4 and 5 in accordance with Section
 16(a) of the Exchange Act;
(2)	do and perform any and all acts for and on behalf of
 the undersigned which may be necessary or desirable to
complete and execute any such Form 3, 4 or 5 and timely file such form with the United States Securities and Exchange
 Commission and stock exchange or similar authority; and
(3)	take any other action of any type whatsoever in
 connection with the foregoing which, in the opinion of
 any of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned,
 it being understood that the documents executed by any of
 such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall
 contain such terms and conditions as any of such attorneys-
in-fact may approve in the discretion of any of such
attorneys-in-fact.
The undersigned hereby grants to each
 such attorney-in-fact full power and authority to do and
 perform any and every act and thing whatsoever requisite,
 necessary, or proper to be done in the exercise of any of
 the rights and powers herein granted, as fully to all
 intents and purposes as the undersigned might or could do
 if personally present, with full power of substitution
 or revocation, hereby ratifying and confirming all that
 any of such attorneys-in-fact, or the substitute or
 substitutes of any of such attorneys-in-fact, shall
 lawfully do or cause to be done by virtue of this
 Power of Attorney and the rights and powers herein
granted.  The undersigned acknowledges that the
 foregoing attorneys-in-fact, in serving in such
 capacity at the request of the undersigned, are
 not assuming, nor is the Company assuming, any of
 the undersigned's responsibilities to comply with
Section 16 of the Exchange Act.
This Power of Attorney
 shall remain in full force and effect until the
undersigned is no longer required to file Forms 3,
 4 and 5 with respect to the undersigned's holdings
of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned
 in a signed writing delivered to the foregoing
attorneys-in-fact.
IN WITNESS WHEREOF, the undersigned has caused this
 Power of Attorney to be executed as of this 17th
day of May, 2006.
Signature: /s/ David Henry
Print Name: David Henry

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